                                                                    Exhibit 10.2


WHEN RECORDED, PLEASE RETURN TO:

David E. Gee, Esq.
Parr Waddoups Brown Gee & Loveless
185 South State Street, Suite 1300
Salt Lake City, Utah  84111



                              MEMORANDUM OF LEASE

          THIS MEMORANDUM OF LEASE (the "Memorandum") is entered into as of the 24th day of August, 1998, between BOYER RESEARCH PARK ASSOCIATES VI, L.C. ("Landlord") and MYRIAD GENETICS, INC. ("Tenant").

                                  WITNESSETH:

          1.   Agreement of Lease.  Pursuant to a Lease Agreement dated as of
               ------------------
March 6, 1998, as amended (the "Lease Agreement"), Landlord leased to Tenant real property described on Exhibit "A" attached to this Memorandum (the "Property"), for an initial term of ten (10) years. Subject to the terms and conditions set forth in the Lease, the term of the Lease may be extended for two
(2) additional periods of five (5) years each. The provisions set forth in the Lease Agreement are hereby incorporated herein by this reference. For more information, the parties to the Lease may be contacted at the following addresses:

          LANDLORD:Boyer Research Park Associates VI
                         127 South 500 East, Suite 100
                         Salt Lake City, Utah 84102

          TENANT:        Myriad Genetics, Inc.
                         320 Wakara Way
                         Salt Lake City, Utah 84108

          2.   Right of First Refusal.   Pursuant to the Lease Agreement,
               ----------------------
Landlord has granted to Tenant a right of first refusal to purchase the building located on the Property upon terms and conditions set forth in the Lease Agreement.

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

          3.   Lease Agreement Controls.  In the event of any conflict between
               ------------------------
the provisions of the Lease Agreement and the provisions of this Memorandum, the provisions of the Lease Agreement shall control.

          4.   Miscellaneous.  This Memorandum shall inure to the benefit of and
               -------------
be binding upon the parties hereto and their respective successors, assigns and legal representatives. This Memorandum shall be construed and interpreted in accordance with the laws of the State of Utah.

          IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum on the date first set forth above.

                              "LANDLORD"

                                   BOYER RESEARCH PARK ASSOCIATES VI,
                                   L.C., a Utah limited liability company, by its Manager:

                                         THE BOYER COMPANY, L.C., a Utah
                                         limited liability


                                          By /s/ Kem C. Gardner
                                            -----------------------------
                                                  Kem C. Gardner
                                                  Its President and Manager


                              "TENANT"

                                   MYRIAD GENETICS, INC.


                                   By   /s/ Jay M. Moyes
                                       -----------------------------
                                   Its  Chief Financial Officer
                                       -----------------------------

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

STATE OF UTAH            )
                         :  ss.
COUNTY OF SALT LAKE      )

          On the 20th day of August, 1998 personally appeared before me Kem C. Gardner, who is the President and Manager of The Boyer Company, L.C., which is the Manager of Boyer Research Park Associates VI, L.C.


                                     /s/ Deniese D. Balli
                                     -------------------------------------------
                                     NOTARY PUBLIC
                                     Residing at: Salt Lake County, Utah
                                     My Commission Expires: 4-28-01


STATE OF UTAH            )
                         :  ss.
COUNTY OF SALT LAKE      )

          On the 24th day of August, 1998, personally appeared before me Jay M. Moyes, who is the Chief Financial Officer of Myriad Genetics, Inc.



                                     /s/ Diana Raitt
                                     -------------------------------------------
                                     NOTARY PUBLIC
                                     Residing at: Salt Lake County, Utah
                                     My Commission Expires:

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

                                  EXHIBIT "A"

                                      TO

                              MEMORANDUM OF LEASE


The Premises described in the foregoing instrument is located in the County of Salt Lake, State of Utah, more particularly described as follows:

     Beginning at a point which is North 82 degrees 17'08" West 53.33 feet from a Salt Lake City Monument in the intersection of Wakara Way (2235 East) and Colorow Drive (2410 East) using as a basis of bearing the Salt Lake City Monument in the intersection of Tabby Lane (2330 East) and Colorow Drive (2410 East) which bearing is South 35 degrees 21'39" East, which beginning point is on the right-of-way corner of Wakara Way and is also North 43 degrees 07'03" West 3865.93 feet and North 82 degrees 17'08" West 53.33 feet from the Southeast corner of Section 3, Township 1 South, Range 1 East, Salt Lake Base & Meridian; and running thence North 44 degrees 13'33" West 16.63 feet; thence North 45 degrees 45'00" East 16.74 feet; thence North 44 degrees 15'00" West 171.77 feet; thence North 45 degrees 45'00" East 21.15 feet; thence North 44 degrees 15'00" West 70.99 feet; thence North 45 degrees 45'00" East 327.50 feet; thence South 67 degrees 42'00" East 18.27 feet to a non-radial curve with a radius of 225.00 feet, which radius bears South 67 degrees 50'48" East; thence Southerly along said curve a distance of 171.88 feet to a reverse curve, with a radius of 200.00 feet, which radius bears South 68 degrees 22'50" West; thence Southwesterly along said curve 232.67 feet; thence South 45 degrees 45'00" West 72.97 feet to the point of beginning. Containing 1.41 acres.

     TOGETHER WITH THE FOLLOWING PARCEL: Beginning at a point which is North 82 degrees 17'08" West 53.33 feet and South 45 degrees 45'00" West 73.93 feet from a Salt Lake City Monument in the intersection of Wakara Way (2235
     East) and Colorow Drive (2410 East) using as a basis of bearing the Salt Lake City Monument in the intersection of Tabby Lane (2330 East) and Colorow Drive (2410 East) which bearing is South 35 degrees 21'39" East, which beginning point is on the right-of-way corner of Wakara Way and is also North 43 degrees 07'03" West 3865.93 feet and North 82 degrees 17'08" West 53.33 feet and South 45 degrees 45'00" West 73.93 feet from the Southeast corner of Section 3, Township 1 South, Range 1 East, Salt Lake Base and Meridian; and running thence South 45 degrees 45'00" West 162.31 feet; thence North 44 degrees 15'00" West 64.26 feet; thence North 00 degrees 45'00" East 143.01 feet; thence North 45 degrees 45'00" East 61.19 feet; thence South 44 degrees 15'00" East 165.39 feet to the point of beginning. Containing 0.50 acres.


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